                      DEFINITIVE ADDITIONAL PROXY MATERIALS

                       (File Nos. 333-02381 and 811-07589)

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           (AMENDMENT NO. ___________)


Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 240.14a-12


                         The Hartford Mutual Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)   Title of each class of securities to which transaction applies:
       (2)   Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)   Proposed maximum aggregate value of transaction:
       (5)   Total fee paid:

[ ]    Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:
       (2)   Form, Schedule or Registration Statement No.:
       (3)   Filing Party:
       (4)   Date Filed:

APRIL 11, 2006

THE HARTFORD SMALL COMPANY FUND

                       [FORM OF VOTING INSTRUCTION CARD]


                         THE HARTFORD SMALL COMPANY FUND
                               C/O PROXY TABULATOR
                                  P.O. BOX 9112
                              FARMINGDALE, NY 11735


                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!


   VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

   VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

   VOTING BY MAIL. Complete and return your voting instruction card in the addressed envelope. If you vote by telephone or internet, you do not need to mail your voting instruction form.

                THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
                      OF THE INSURANCE COMPANY LISTED BELOW

          VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                HELD MAY 23, 2006

[INSURANCE NAME]
HARTFORD SMALL COMPANY FUND

The undersigned is the owner of a variable annuity or variable insurance contract issued by the above-referenced Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of Hartford Small Company Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of March 1, 2006 at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on May 23, 2006 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement.

By executing these voting instructions, the undersigned revokes all previous voting instructions with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                        Date
                                             -------------------------

                                        PLEASE SIGN, DATE AND RETURN
                                        YOUR VOTING INSTRUCTIONS TODAY


                                        ----------------------------------------
                                        Signature(s)    (PLEASE SIGN IN THE BOX)

                                        Please sign exactly as name appears to
                                        the left. When signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, please give full title as
                                        such. If signing for a corporation,
                                        please sign in full corporate name by
                                        authorized person. If signing for a
                                        partnership, please sign in partnership
                                        name by authorized person.

                                                                  HSC - VIC - dm

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          PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2
          PENCIL. [X]

          PLEASE DO NOT USE FINE POINT PENS.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ISSUER SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

DEPENDING UPON YOUR SEPARATE ACCOUNT, VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED MAY BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

                                                       FOR   AGAINST   ABSTAIN
                                                       ---   -------   -------
PROPOSAL 1: TO APPROVE A SUB-ADVISORY AGREEMENT WITH
            HARTFORD INVESTMENT MANAGEMENT COMPANY.    [ ]     [ ]       [ ]

   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE
                          ENCLOSED ENVELOPE. THANK YOU!

                                                                  HSC - VIC - dm